RETAIL OPPORTUNITY INVESTMENTS CORPORATION

4th Quarter 2014 Supplemental Information


SAFEWAY
VONS

Retail Opportunity Investments Corp.
8905 Towne Centre Drive, Suite 108
San Diego, CA 92122

www.roireit.net

Overview

Our Company

Retail Opportunity Investments Corporation (Nasdaq: ROIC) is a fully integrated, self-managed real estate investment trust ("REIT"). ROIC specializes in the acquisition, ownership and management of necessity-based community and neighborhood shopping centers, anchored by national or regional supermarkets and drugstores. At December 31, 2014, ROIC's property portfolio included 61 shopping centers encompassing approximately 7.3 million square feet. Additional information is available at www.roireit.net.

Forward Looking Information

When used herein, the words "believes," "anticipates," "projects," "should," "estimates," "expects," and similar expressions are intended to identify forward-looking statements with the meaning of that term in Section 27A of the Securities Act of 1933, as amended, and in Section 21F of the Securities and Exchange Act of 1934, as amended. Certain statements contained herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of ROIC to differ materially from future results expressed or implied by such forward-looking statements. Information regarding such risks and factors is described in ROIC's filings with the SEC, including its most recent Annual Report on Form 10-K, which is available at www.roireit.net.

Supplemental Information

The enclosed information should be read in conjunction with the Company's filings with the Securities and Exchange Commission, including but not limited to, the Company's Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles ("GAAP").

Table of Contents

Financial Data

Portfolio Data

Balance Sheets

(unaudited, dollars in thousands, except par values and share amounts)

	As Of 12/31/14	As Of 12/31/13
ASSETS:		
Real Estate Investments:		
Land	$ 550,078	$ 458,252
Building and improvements	1,235,820	914,182
Less: accumulated depreciation	(88,173)	(57,500)
Real Estate Investments, net	1,697,725	1,314,934
Cash and cash equivalents	10,773	7,920
Restricted cash	514	1,299
Tenant and other receivables, net	23,025	20,389
Deposits	4,500	775
Acquired lease intangible assets, net of accumulated amortization	71,433	55,887
Prepaid expenses	2,454	1,371
Deferred charges, net of accumulated amortization	39,731	33,122
Other	1,541	3,393
TOTAL ASSETS	$ 1,851,696	$ 1,439,090
LIABILITIES:		
Term loan	$ -	$ 200,000
Credit facility	156,500	56,950
Senior Notes Due 2023	246,174	245,845
Senior Notes Due 2024	246,521	-
Mortgage notes payable	94,183	118,903
Acquired lease intangible liabilities, net of accumulated amortization	118,359	85,284
Accounts payable and accrued expenses	12,173	11,924
Tenants' security deposits	3,961	3,423
Other liabilities	11,043	11,351
TOTAL LIABILITIES	888,914	733,680
EQUITY:		
Common stock, $.0001 par value 500,000,000 shares authorized	9	7
Additional paid-in-capital	1,013,561	732,702
Accumulated deficit	(80,976)	(47,617)
Accumulated other comprehensive loss	(8,882)	(8,969)
Total Retail Opportunity Investments Corp. shareholders' equity	923,712	676,123
Non-controlling interests	39,070	29,287
TOTAL EQUITY	962,782	705,410
TOTAL LIABILITIES AND EQUITY	$ 1,851,696	$ 1,439,090

The Company's Form 10-Q for the quarters ended September 30, 2014, June 30, 2014 and March 31, 2014, and Form 10-K for the years ended December 31, 2014 and 2013 should be read in conjunction with the above information.

Income Statements

(unaudited, dollars in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended	
	12/31/14	12/31/13	12/31/14	12/31/13
REVENUES:				
Base rents	$ 32,612	$ 25,997	$ 119,842	$ 86,195
Recoveries from tenants	8,808	6,948	32,945	22,497
Mortgage interest	-	-	-	624
Other income	323	691	3,077	1,916
TOTAL REVENUES	41,743	33,636	155,864	111,232
OPERATING EXPENSES:				
Property operating	$ 6,974	$ 6,546	$ 25,036	$ 19,750
Property taxes	4,388	3,353	15,953	11,247
Depreciation and amortization	15,449	12,585	58,435	40,398
General and administrative expenses	2,875	2,080	11,200	10,059
Acquisition transaction costs	307	119	961	1,688
Other expense	99	117	505	315
TOTAL OPERATING EXPENSES	30,092	24,800	112,090	83,457
NET OPERATING INCOME	11,651	8,836	43,774	27,775
NON-OPERATING INCOME (EXPENSES):				
Interest expense and other finance expenses	(6,899)	(4,881)	(27,593)	(15,855)
Gain on consolidation of joint ventures	-	-	-	20,382
Equity in earnings from unconsolidated joint venture	-	-	-	2,390
Gain on sale of real estate	-	-	4,869	-
TOTAL NON-OPERATING INCOME (EXPENSES)	(6,899)	(4,881)	(22,725)	6,917
INCOME FROM CONTINUING OPERATIONS	4,752	3,955	21,049	34,692
Loss from discontinued operations	-	-	-	(714)
NET INCOME	$ 4,752	$ 3,955	$ 21,049	$ 33,978
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(165)	(165)	(748)	(165)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 4,587	$ 3,790	$ 20,301	$ 33,813
NET INCOME PER COMMON SHARE - BASIC	$ 0.05	$ 0.05	$ 0.24	$ 0.50
NET INCOME PER COMMON SHARE - DILUTED	$ 0.05	$ 0.05	$ 0.24	$ 0.48
Weighted average common shares outstanding - basic	92,535	72,194	83,411	67,419
Weighted average common shares outstanding - diluted	96,122	76,780	87,453	71,004

The Company's Form 10-Q for the quarters ended September 30, 2014, June 30, 2014 and March 31, 2014, and Form 10-K for the years ended December 31, 2014 and 2013 should be read in conjunction with the above information.

Funds From Operations

(unaudited, dollars in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended	
	12/31/14	12/31/13	12/31/14	12/31/13
Funds from Operations (FFO) [(1)] **:**				
Net income attributable to ROIC for the period	$ 4,587	$ 3,790	$ 20,301	$ 33,813
Plus:				
Depreciation and amortization expense	15,449	12,585	58,435	40,398
Depreciation and amortization attributable to unconsolidated joint venture	-	-	-	1,060
(Gain) Loss on Sale of Real Estate	-	-	(4,869)	714
FUNDS FROM OPERATIONS - BASIC	$ 20,036	$ 16,375	$ 73,867	$ 75,985
Net income attributable to non-controlling interests for the period	165	165	748	165
FUNDS FROM OPERATIONS - DILUTED	$ 20,201	$ 16,540	$ 74,615	$ 76,150
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.22	$ 0.23	$ 0.89	$ 1.13
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.21	$ 0.21	$ 0.85	$ 1.07
Weighted average common shares outstanding - basic	92,535	72,194	83,411	67,419
Weighted average common shares outstanding - diluted	96,122	76,780	87,453	71,004
Common dividends per share	$ 0.16	$ 0.15	$ 0.64	$ 0.60
FFO Payout Ratio	76.2%	71.4%	75.3%	56.1%

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REIT's that the Company believes when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess our financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company considers FFO a meaningful, additional measure of operating performance because it primarily excludes the assumption that the value of its real estate assets diminishes predictably over time and industry analysts have accepted it as a performance measure. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which generally reflects all cash effects of transactions and other events in the determination of net income) and should not be considered an alternative to net income as an indication of our performance.

FFO as defined by us may not be comparable to similarly titled items reported by other real estate investment trusts due to possible differences in the application of the NAREIT definition used by such REITs.

The above does not purport to disclose all items required under GAAP.

Same-Center Net Operating Income Analysis

(unaudited, dollars in thousands)

	Three Months Ended			Twelve Months Ended		
	12/31/14	12/31/13	% Change	12/31/14	12/31/13	% Change
Number of shopping centers included in same-center analysis (1)	50	50		41	41	
Same-center occupancy	97.4%	96.3%	1.1%	96.9%	95.7%	1.2%
REVENUES:						
Base rents	$22,702	$ 22,061	2.9%	$ 66,241	$ 65,208	1.6%
Percentage rent	677	191	254.5%	384	46	734.8%
Recoveries from tenants	7,326	6,710	9.2%	20,374	18,824	8.2%
Other property income	175	691	(74.7%)	506	762	(33.6%)
TOTAL REVENUES	30,880	29,653	4.1%	87,505	84,840	3.1%
OPERATING EXPENSES:						
Property operating expenses	$ 5,155	$ 5,338	(3.4%)	$ 14,058	$ 14,614	(3.8%)
Bad debt expense	403	322	25.2%	1,509	692	118.1%
Property taxes	3,296	3,191	3.3%	9,396	9,179	2.4%
TOTAL OPERATING EXPENSES	8,854	8,851	0.0%	24,963	24,485	2.0%
SAME CENTER NET OPERATING INCOME, CASH (2)	**$ 22,026**	**$ 20,802**	**5.9%**	**$ 62,542**	**$ 60,355**	**3.6%**

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.

(2) Same center cash net operating income excludes non-cash items such as straight-line rent and amortization of lease intangibles, debt related expenses and other non-recurring items.

The above does not purport to disclose all items required under GAAP.

ROIC

Selected Financial Analysis

(unaudited, dollars in thousands, except per share amounts)

	12/31/14	09/30/14	06/30/14	03/31/14
Debt coverage ratios, three months ending:				
Interest coverage ratio (EBITDA/interest expense)	4.0x	4.1x	3.5x	3.5x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.8x	3.8x	3.3x	3.2x
Net Debt (Total debt less cash & equivalents)/Annualized EBITDA	6.6x	5.9x	6.9x	7.0x
Debt/equity ratios, at period end:				
Total debt/total market capitalization	31.6%	32.7%	31.6%	38.2%
Total debt/total equity market capitalization	46.1%	48.5%	46.3%	61.9%
Total debt/total book assets	40.1%	38.2%	38.7%	45.6%
Total debt/undepreciated book value [(1)]	38.3%	36.6%	37.3%	43.8%
Secured debt/undepreciated book value [(1)]	4.9%	5.8%	6.3%	7.5%
Market capitalization calculations, at period end:				
Common shares outstanding	92,774	91,551	90,291	73,163
Operating partnership units (OP units) outstanding	3,254	3,132	3,132	3,132
Warrants outstanding	-	1,290	2,549	5,303
Common stock price per share	$ 16.79	$ 14.70	$ 15.73	$ 14.94
Warrants price per share	$ -	$ 2.90	$ 3.75	$ 2.87
Common shares and OP units market equity	$ 1,612,304	$ 1,391,840	$ 1,469,548	$ 1,139,844
Warrants market equity	-	3,742	9,558	15,220
Total equity market capitalization	1,612,304	1,395,581	1,479,106	1,155,064
Total debt end of period	743,378	676,697	684,294	686,092
TOTAL MARKET CAPITALIZATION	$ 2,355,682	$ 2,072,278	$ 2,163,400	$ 1,841,156
Unsecured Senior Notes Financial Covenants:				
Total debt to total assets not to exceed 60%	41.2%	39.4%	40.5%	47.2%
Total secured debt to total assets not to exceed 40%	5.2%	6.3%	6.9%	8.1%
Total unencumbered assets to total unsecured debt not to be less than 150%	244.8%	259.8%	252.5%	210.8%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.8x	3.8x	3.8x	4.0x

(1) Excludes accumulated depreciation on operating assets.

ROIC

Summary of Debt Outstanding

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt:						
Renaissance Towne Centre	$	16,205	5.1%	4.8%	06/01/15	2.2%
Crossroads Shopping Center		48,581	6.5%	3.0%	09/01/15	6.6%
Gateway Village III		7,270	6.1%	4.8%	07/01/16	1.0%
Bernardo Heights Plaza		8,581	5.7%	3.3%	07/11/17	1.2%
Santa Teresa Village		10,830	6.2%	3.3%	02/01/18	1.6%
Senior Notes Due 2023		250,000	5.0%	5.2%	12/15/23	33.1%
Senior Notes Due 2024		250,000	4.0%	4.2%	12/15/24	33.2%
Total Fixed Rate Debt	$	591,467	4.7%	4.5%		78.9%
Variable Rate Debt:						
Credit Facility	$	156,500	1.2%	1.2%	01/31/19	21.1%
TOTAL DEBT	$	747,967	4.0%	3.8%		
Net unamortized premiums on mortgages		2,716				
Net unamortized discount on notes		(7,305)				
TOTAL DEBT - NET	$	743,378				100.0%

Summary of Unencumbered/Encumbered Properties

	# of Properties	GLA	Percentage of GLA
Unencumbered properties	56	6,613,222	90.3%
Encumbered properties	5	707,668	9.7%
	61	7,320,890	100.0%

Summary of Principal Maturities

Principal Maturities	Principal Amortization	Principal due at Maturity	Unsecured Credit Facilities	Senior Unsecured Notes	Total	Percentage of Debt Maturing
2015	$ 1,236	$ 64,051	$ -	$ -	$ 65,287	8.9%
2016	463	7,120	-	-	7,583	1.0%
2017	361	8,099	-	-	8,460	1.2%
2018	42	10,094	-	-	10,137	1.5%
2019	-	-	156,500	-	156,500	21.1%
2023	-	-	-	250,000	250,000	33.1%
2024	-	-	-	250,000	250,000	33.2%
	$ 2,102	$ 89,365	$ 156,500	$ 500,000	$ 747,967	100.0%
				Net unamortized premiums on mortgages	2,716	
				Net unamortized discount on notes	(7,305)	
					$ 743,378	

ROIC

2014 Property Acquisitions

(dollars in thousands)

Shopping Centers	Location	Date Acquired	Purchase Amount	GLA
1Q 2014				
Tigard Marketplace	Tigard, OR	02/18/14	$ 25,125	136,889
Creekside Plaza	Poway, CA	02/28/14	43,975	128,852
Total 1Q 2014			69,100	265,741
2Q 2014				
North Park Plaza	San Jose, CA	04/30/14	$ 27,750	76,697
Aurora Square II	Shoreline, WA	05/22/14	15,834	65,680
Fallbrook Shopping Center	Los Angeles, CA	06/13/14	210,000	756,040
Total 2Q 2014			253,584	898,417
4Q 2014				
Moorpark Town Center	Moorpark, CA	12/03/14	$ 27,300	133,538
Mission Foothill Marketplace	Mission Viejo, CA	12/04/14	29,000	110,678
Wilsonville Town Center	Wilsonville, OR	12/11/14	35,100	167,829
Total 4Q 2014			91,400	412,045
Total 2014 Acquisitions			$ 414,084	1,576,203

Property Portfolio

(dollars in thousands)

Shopping Centers		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Northern California								
Norwood Shopping Center	*	Sacramento	CA	04/06/10	88,851	95.5%	$ 1,195	Viva Supermarket, Rite Aid Pharmacy, Citi Trends
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	1,343	Buy Buy Baby, Office Depot, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	165,025	98.7%	1,786	Kmart, SaveMart (Lucky) Supermarket [2]
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	239,081	84.6%	1,924	Save Maxx Foods Supermarket, Dollar Tree, Planet Fitness
Morada Ranch	*	Stockton	CA	05/16/11	101,842	96.0%	2,134	Raleys Supermarket
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	94.5%	1,948	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Round Hill Square Shopping Center	*	Zephyr Cove	NV	09/21/11	115,984	95.8%	1,784	Safeway Supermarket, Dollar Tree, US Postal Service
Marlin Cove	*	Foster City	CA	05/04/12	73,186	100.0%	1,813	99 Ranch Market
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	82.0%	815	CVS Pharmacy
The Village at Novato	*	Novato	CA	07/24/12	20,043	90.6%	506	Trader Joe's
Santa Teresa Village	*	San Jose	CA	11/08/12	125,162	92.0%	2,099	Raleys (Nob Hill) Supermarket
Granada Shopping Center	*	Livermore	CA	06/27/13	69,325	100.0%	951	SaveMart (Lucky) Supermarket
Country Club Village		San Ramon	CA	11/26/13	111,172	99.5%	1,979	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza		San Jose	CA	04/30/14	76,697	100.0%	1,842	SF Supermarket
Northern California Totals					**1,417,659**	**94.4%**	**$ 22,119**	
Southern California								
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	100.0%	$ 1,655	99¢ Only Stores, Rite Aid Pharmacy, TJ Maxx
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	100,305	100.0%	1,914	Kroger (Food 4 Less) Supermarket, Marshall's
Claremont Promenade	*	Claremont	CA	09/23/10	91,529	95.7%	2,055	Super King Supermarket
Sycamore Creek	*	Corona	CA	09/30/10	74,198	100.0%	1,655	Safeway (Vons) Supermarket, CVS Pharmacy [2]
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	92.5%	2,666	Sprouts Market
Marketplace Del Rio	*	Oceanside	CA	01/03/11	177,136	96.0%	3,195	Stater Brothers Supermarket, Walgreens
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	105,157	98.5%	2,382	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,074	100.0%	2,259	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	100.0%	1,376	Vallarta Supermarket, Walgreens
Seabridge Marketplace	*	Oxnard	CA	05/31/12	93,630	100.0%	1,539	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	99.3%	1,203	Albertson's Supermarket
Bay Plaza	*	San Diego	CA	10/05/12	73,324	91.0%	1,623	Seafood City Supermarket
Cypress Center West	*	Cypress	CA	12/04/12	106,451	100.0%	1,890	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%	2,026	Safeway (Vons) Supermarket, Petco
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	100.0%	1,499	AA Supermarket, Ross Dress For Less
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	100.0%	2,128	National grocery tenant, Crunch Fitness
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0%	913	Sprouts Market
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	100.0%	3,308	H-Mart Supermarket, Rite Aid Pharmacy
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	100.0%	3,172	Mitsuwa Supermarket, Ross Dress For Less, Staples
Five Points Plaza	*	Huntington Beach	CA	09/27/13	160,906	100.0%	3,447	Trader Joe's, Old Navy, Pier 1
Peninsula Marketplace		Huntington Beach	CA	10/15/13	95,416	100.0%	2,148	Kroger (Ralph's) Supermarket, CVS Pharmacy
Plaza de la Cañada		La Cañada Flintridge	CA	12/13/13	100,408	100.0%	2,402	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Creekside Plaza		Poway	CA	02/28/14	128,852	100.0%	2,650	Stater Brothers Supermarket, DigiPlex Theatre
Fallbrook Shopping Center		Los Angeles	CA	06/13/14	756,040	100.0%	11,491	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket [2], TJ Maxx
Moorpark Town Center		Moorpark	CA	12/03/14	133,538	88.2%	1,892	Kroger (Ralph's) Supermarket, CVS Pharmacy
Mission Foothill Marketplace		Mission Viejo	CA	12/04/14	110,678	92.9%	1,731	Haggen Supermarket, CVS Pharmacy
Southern California Totals					**3,385,436**	**98.5%**	**$ 64,219**	

Property Portfolio, cont.

(dollars in thousands)

Shopping Centers		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
Portland Metropolitan									
Vancouver Market Center	*	Vancouver	WA	06/17/10	118,385	97.3%	$	1,010	Albertson's Supermarket
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,696	100.0%		3,251	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	07/15/10	49,937	100.0%		1,678	Kroger (Fred Meyer) Supermarket [2]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	95,508	100.0%		1,541	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	100.0%		1,651	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	104,089	97.5%		1,112	Ross Dress For Less, Rite Aid Pharmacy, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	97.3%		783	Safeway Supermarket, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	99.3%		2,328	Albertson's Supermarket, Dollar Tree, Marshall's
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	96.6%		906	Walmart Neighborhood Market
Tigard Marketplace		Tigard	OR	02/18/14	136,889	99.1%		1,864	H-Mart Supermarket, Bi-Mart Pharmacy
Wilsonville Town Center		Wilsonville	OR	12/11/14	167,829	94.1%		2,327	Thriftway Supermarket, Rite Aid Pharmacy, Dollar Tree
Portland Metropolitan Totals					**1,245,081**	**98.1%**	**$**	**18,451**	
Seattle Metropolitan									
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	83.2%	$	475	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%		1,407	Haggen Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,627	100.0%		1,596	Albertson's Supermarket, Rite Aid Pharmacy
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	154,781	98.6%		1,773	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,819	100.0%		1,825	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	106,104	97.1%		2,495	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	05/02/12	38,030	100.0%		316	Central Supermarket
Canyon Crossing	*	Puyallup	WA	04/15/13	120,510	94.3%		2,339	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	463,436	100.0%		8,995	Kroger (QFC) Supermarket, Bed Bath & Beyond, Sports Authority
Aurora Square II		Shoreline	WA	05/22/14	65,680	100.0%		1,028	Marshall's, Pier 1 Imports
Seattle Metropolitan Totals					**1,272,714**	**98.4%**	**$**	**22,249**	
TOTAL SHOPPING CENTERS					**7,320,890**	**97.6%**	**$**	**127,038**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers own their own space and are not tenants of the Company.

*Denotes properties in same center pool for 4Q 2014.

ROIC

Top Ten Tenants

(dollars in thousands)

Tenant	Number of Leases	Leased GLA	Percent of Total Leased GLA	ABR	Percent of Total ABR
1 Safeway Supermarket	9	475,182	6.7%	$ 5,012	3.9%
2 Kroger Supermarket	7	291,922	4.1%	3,700	2.9%
3 Rite Aid Pharmacy	11	210,728	3.0%	2,924	2.3%
4 Marshall's / TJMaxx	7	202,086	2.8%	2,820	2.2%
5 Sprouts Market	3	133,563	1.9%	1,868	1.5%
6 JP Morgan Chase	14	60,402	0.8%	1,837	1.4%
7 Ross Dress For Less	5	135,153	1.9%	1,808	1.4%
8 CVS Pharmacy	6	106,891	1.5%	1,572	1.2%
9 H-Mart Supermarket	2	104,400	1.5%	1,514	1.2%
10 Haggen Supermarket	2	95,331	1.3%	1,420	1.1%
Top 10 Tenants Total	66	1,815,658	25.5%	$ 24,475	19.1%
Other Tenants	1,283	5,324,607	74.5%	102,563	80.9%
Total Portfolio	1,349	7,140,265	100.0%	$ 127,038	100.0%

Lease Expiration Schedule

Anchor Tenants [1]

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2015	1	21,211	0.3%	16.00	0.3%
2016	10	357,717	5.0%	9.09	2.6%
2017	9	275,066	3.9%	9.85	2.1%
2018	16	459,155	6.4%	15.34	5.5%
2019	13	362,208	5.1%	15.07	4.3%
2020	13	473,930	6.6%	10.05	3.7%
2021	4	138,289	1.9%	8.51	0.9%
2022	10	297,340	4.2%	14.45	3.4%
2023	6	245,991	3.4%	16.89	3.3%
2024	4	207,789	2.9%	8.52	1.4%
2025+	25	1,179,120	16.6%	12.90	12.0%
	111	4,017,816	56.3%	$ 12.49	39.5%

Non-Anchor Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2015	208	439,759	6.2%	22.83	7.9%
2016	222	444,827	6.2%	24.83	8.7%
2017	234	524,649	7.3%	25.86	10.7%
2018	181	436,716	6.1%	26.30	9.0%
2019	151	355,069	5.0%	25.10	7.0%
2020	54	193,454	2.7%	21.96	3.3%
2021	37	136,169	1.9%	23.31	2.5%
2022	41	144,983	2.0%	26.36	3.0%
2023	27	91,426	1.3%	26.60	1.9%
2024	41	124,411	1.7%	22.95	2.2%
2025+	42	230,986	3.3%	22.88	4.3%
	1,238	3,122,449	43.7%	$ 24.62	60.5%

All Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2015	209	460,970	6.5%	22.51	8.2%
2016	232	802,544	11.2%	17.82	11.3%
2017	243	799,715	11.2%	20.35	12.8%
2018	197	895,871	12.5%	20.68	14.6%
2019	164	717,277	10.0%	20.04	11.3%
2020	67	667,384	9.3%	13.51	7.1%
2021	41	274,458	3.8%	15.85	3.4%
2022	51	442,323	6.2%	18.35	6.4%
2023	33	337,417	4.7%	19.52	5.2%
2024	45	332,200	4.7%	13.93	3.6%
2025+	67	1,410,106	19.9%	14.53	16.1%
	1,349	7,140,265	100.0%	$ 17.79	100.0%

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

ROIC

Leasing Summary

	For the Three Months Ended December 31, 2014			For the Twelve Months Ended December 31, 2014		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	41	-	41	135	4	139
Gross Leasable Area (sq. ft.)	100,996	-	100,996	314,328	127,560	441,888
Initial Base Rent ($/sq. ft.) (1)	$ 21.11	$ -	$ 21.11	$ 20.25	$ 8.68	$ 16.91
Tenant Improvements ($/sq. ft.)	$ 7.77	$ -	$ 7.77	$ 9.39	$ 8.02	$ 8.99
Leasing Commissions ($/sq. ft.)	$ 3.68	$ -	$ 3.68	$ 2.84	$ 1.41	$ 2.42
Weighted Average Lease Term (Yrs.)	7.0	-	7.0	6.5	10.1	7.5
Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	23	2	25	123	4	127
Gross Leasable Area (sq. ft.)	65,354	92,165	157,519	262,182	161,234	423,416
Initial Base Rent ($/sq. ft.) (1)	$ 24.28	$ 6.22	$ 13.71	$ 25.78	$ 10.27	$ 19.87
Tenant Improvements ($/sq. ft.)	$ 0.23	$ -	$ 0.10	$ 0.70	$ -	$ 0.43
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ -	$ -	$ -
Weighted Average Lease Term (Yrs.)	3.3	13.4	6.1	4.7	5.1	4.8
Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	64	2	66	258	8	266
Gross Leasable Area (sq. ft.)	166,350	92,165	258,515	576,510	288,794	865,304
Initial Base Rent ($/sq. ft.) (1)	$ 22.35	$ 6.22	$ 16.60	$ 22.77	$ 9.57	$ 18.36
Tenant Improvements ($/sq. ft.)	$ 4.81	$ -	$ 3.09	$ 5.44	$ 3.54	$ 4.80
Leasing Commissions ($/sq. ft.)	$ 2.23	$ -	$ 1.44	$ 1.55	$ 0.62	$ 1.24
Weighted Average Lease Term (Yrs.)	5.2	13.4	6.5	5.6	7.6	6.2

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized, for the new or renewed tenant.

ROIC

Same-Space Comparative Leasing Summary

	For the Three Months Ended December 31, 2014			For the Twelve Months Ended December 31, 2014		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	20	-	20	72	3	75
Comparative GLA (sq. ft.) (1)	49,034	-	49,034	161,852	106,750	268,602
Prior Base Rent ($/sq. ft.) (2)	$ 19.04	$ -	$ 19.04	$ 19.34	$ 8.90	$ 15.19
Initial Base Rent ($/sq. ft.)	$ 22.21	$ -	$ 22.21	$ 23.13	$ 9.00	$ 17.52
Percentage Change in Base Rents	16.7%	-	16.7%	19.6%	1.2%	15.3%
Tenant Improvements ($/sq. ft.)	$ 4.05	$ -	$ 4.05	$ 10.94	$ 8.61	$ 10.01
Leasing Commissions ($/sq. ft.)	$ 1.34	$ -	$ 1.34	$ 2.29	$ 0.90	$ 1.73
Weighted Average Lease Term (Yrs.)	8.8	-	8.8	7.1	10.1	8.2
Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	23	2	25	123	4	127
Comparative GLA (sq. ft.) (1)	65,354	92,165	157,519	262,182	161,234	423,416
Prior Base Rent ($/sq. ft.) (2)	$ 22.69	$ 3.69	$ 11.57	$ 24.38	$ 8.24	$ 18.23
Initial Base Rent ($/sq. ft.)	$ 24.28	$ 6.22	$ 13.71	$ 25.78	$ 10.27	$ 19.87
Percentage Change in Base Rents	7.0%	68.4%	18.5%	5.8%	24.6%	9.0%
Tenant Improvements ($/sq. ft.)	$ 0.23	$ -	$ 0.10	$ 0.70	$ -	$ 0.43
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ -	$ -	$ -
Weighted Average Lease Term (Yrs.)	3.3	13.4	6.1	4.7	5.1	4.8
Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	43	2	45	195	7	202
Comparative GLA (sq. ft.) (1)	114,388	92,165	206,553	424,034	267,984	692,018
Prior Base Rent ($/sq. ft.) (2)	$ 21.12	$ 3.69	$ 13.35	$ 22.45	$ 8.50	$ 17.05
Initial Base Rent ($/sq. ft.)	$ 23.39	$ 6.22	$ 15.73	$ 24.77	$ 9.77	$ 18.96
Percentage Change in Base Rents	10.7%	68.4%	17.9%	10.3%	14.8%	11.2%
Tenant Improvements ($/sq. ft.)	$ 1.87	$ -	$ 1.03	$ 4.60	$ 3.43	$ 4.15
Leasing Commissions ($/sq. ft.)	$ 0.58	$ -	$ 0.32	$ 0.87	$ 0.36	$ 0.67
Weighted Average Lease Term (Yrs.)	5.4	13.4	6.9	5.6	7.4	6.2

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition or were anticipated vacancies identified during acquisition due diligence.

(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

Investor Information

Retail Opportunity Investments Corp.
www.roireit.net
NASDAQ: ROIC
8905 Towne Centre Drive, Suite 108
San Diego, CA 92122

Investor Relations:
Ashley Bulot
abulot@roireit.net
858.255.4913

Transfer Agent:
Constance Adams
ComputerShare
constance.adams@computershare.com

Equity Research Coverage

Bank of America Merrill Lynch	Craig Schmidt	646.855.3640
Bank of Montreal	Paul Adornato	212.885.4170
Citi	Michael Bilerman	212.816.1383
Cowen and Company	James Sullivan	616.562.1380
	Michael Gorman	646.562.1320
Green Street	Jason White	949.640.8780
KeyBanc Capital Markets	Todd Thomas	917.368.2286
MLV & Co	Paul Morgan	415.325.4187
Raymond James	Paul Puryear	727.567.2253
Wells Fargo	Jeff Donnelly	617.603.4262

Fixed Income Research Coverage

J.P. Morgan	Mark Streeter	212.834.5086

Ratings Agency Coverage

Moody's Investors Service	Merrie Frankel	212.553.3652
Standard & Poor's Rating Services	Jaime Gitler	212.438.5049